Exhibit 10.2



                             Summary of Compensation
                        Arrangements with Certain Persons

     The   Company's   executive   officers   and   Mr.   Scott   Gerardin,   an
employee-director, do not have employment agreements with the Company. Their salaries as of February 28, 2005 were as follows:


                                          Tri City     Tri City
                             Tri City       Nat'l      Capital
      Name                  Bankshares      Bank         Corp      Total
Henry Karbiner, Jr           $ 70,000     $395,000     $  1,500     $466,590
Ronald K. Puetz              $ 15,000     $265,000     $  1,000     $281,000
Robert W. Orth               $ 10,000     $223,100                  $233,000
Scott A. Wilson              $ 10,000     $215,300     $  1,000     $226,300
Scott D. Gerardin            $128,400                               $128,400

     In  addition,   executive   officers  and  Mr.  Gerardin  are  eligible  to
participate in the Company's bonus plan and 2003 stock purchase plan.